INVESCO BLDRS INDEX FUNDS TRUST

SUPPLEMENT DATED DECEMBER 13, 2019 TO THE

PROSPECTUS DATED JANUARY 31, 2019, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco BLDRS Asia 50 ADR Index Fund (ADRA)

Invesco BLDRS Developed Markets 100 ADR Index Fund (ADRD)

Invesco BLDRS Europe Select ADR Index Fund (ADRU)

(each, a “Fund” and collectively, the “Funds”)

Invesco Capital Management LLC (the “Sponsor”) and The Bank of New York Mellon (the “Trustee”), as Sponsor and Trustee, respectively, have approved the termination and winding down of each Fund, with the liquidation payment to shareholders expected to take place on or about February 26, 2020.

Effective after the close of business on January 24, 2020 (the effective date of the notice of termination), the Funds no longer will accept creation orders.

The termination date and last day of trading in each Fund on The Nasdaq Stock Market (the “Exchange”) will be February 13, 2020. During the period January 24, 2020 through February 13, 2020, Authorized Participants may redeem baskets of shares for a pro rata portion of the Fund’s portfolio on hand. After the close of business on February 13, 2020, the transfer books of the Funds will be closed. Shareholders should be aware that while the Funds are preparing to liquidate, they will not be pursuing their stated investment objective or engaging in any business activities except for the purposes of winding up their business and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders.

Shareholders may sell their holdings of a Fund on the Exchange until market close on February 13, 2020, and may incur typical transaction fees from their broker-dealer. Each Fund’s shares will no longer trade on the Exchange after market close on February 13, 2020, and the shares will be subsequently delisted. Shareholders who do not sell their shares of a Fund before market close on February 13, 2020 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about February 26, 2020.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Fund’s distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-BLDRS-PRO-1-SUP-3 121319